Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2025
Earnings per Share
Schedule of earnings per share

Net earnings per share is calculated using the weighted average common shares outstanding as follows:

	2025	2024
Net earnings attributable to shareholders of Fairfax	4,772.4	3,874.9
Preferred share dividends (note 16)	(24.5)	(48.6)
Excess of carrying value over redemption cost of preferred shares redeemed (note 16)	187.1	53.5
Net earnings attributable to common shareholders – basic and diluted	4,935.0	3,879.8

Weighted average common shares outstanding – basic	21,449,822	22,373,092
Share-based payment awards	1,634,205	1,790,368
Weighted average common shares outstanding – diluted	23,084,027	24,163,460

Net earnings per common share – basic	$230.07	$173.41
Net earnings per common share – diluted	$213.78	$160.56